Utz Brands, Inc. First Quarter 2024 Earnings Presentation May 2, 2024

Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward- looking statements include the future plans for the Utz Brands, Inc. (“the Company”), including plans related to transformation of the Company’s supply chain, the Company’s product mix, the ability to reduce debt and the anticipated interest expense savings from the repricing of the $630 million Term Loan , the Company’s cost savings plans and the Company’s logistics optimization efforts; the estimated or anticipated future results and benefits of the Company’s plans and operations; the Company’s future capital structure; future opportunities for the Company; the effects of inflation or supply chain disruptions on the Company or its business; statements regarding the Company’s project balance sheet and liabilities, including net leverage; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, and sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control, including changes in consumer spending due to factors such as increasing household debt; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively, particularly in the Company’s Expansion geographies; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors’ that result in the Company’s products not suitably differentiated from the products of their competitors; consolidation of key suppliers to the Company; inability of the Company to adopt efficiencies into its manufacturing processes, including automation and labor optimization, its network, including through plant consolidation and lowest landed cost for shipping its products or its logistics operations; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”) or dispositions recently completed by the Company, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions or dispositions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions or dispositions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended December 31, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Industry Information Unless otherwise indicated, information contained in this presentation or made orally during this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates, and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extend under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Disclaimer (cont.) 3 Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purposes of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s control, as discussed under Forward-Looking Statements above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted SD&A, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations, earnings per share or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview Howard Friedman Chief Executive Officer 4

Key Takeaways Gained dollar, pound, and unit share in in the Salty Snacks Category in 1Q’24(1) ONE Executing against our fundamental strategies and disposed of two additional manufacturing facilities and successfully repriced our Term Loan in April 2024 THREE Delivered fifth consecutive quarter of year-over-year Adjusted EBITDA margin expansion TWO Reaffirming our 2024 Organic Net Sales and Adjusted EBITDA outlook and raising our Adjusted EPS outlook FOUR (1) Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 3/31/2024. 5

STRATEGY 2024 Progress 1 Focus our portfolio to further penetrate Expansion geographies while holding the Core o Gaining market share o Increasing household penetration o Continuing distribution gains 2 Transform our supply chain to fund growth and margin improvement o Strong progress on productivity programs o Accelerated network optimization o Increasing investments in scale plants 3 Develop leading capabilities to build a best-in-class organization o Implementing Integrated Business Planning o Building-out analytics platform o Developing marketing capabilities 4 Improve balance sheet flexibility and pursue opportunistic M&A o Sold five manufacturing facilities and two brands o Improving cash conversion cycle o Evaluating opportunistic M&A Good, early progress in 2024 against our fundamental strategies 6

Organic Net Sales growth and continued margin expansion 7 $343 $348 1Q’23 1Q’24 Organic Net Sales (in millions) Adjusted EBITDA (in millions) $40 $43 1Q’23 1Q’24 1Q’23 2Q’23 3Q’23 4Q’23 1Q’24 +90bps +40bps +80bps Adjusted EBITDA Margin YoY Change (as a % of net sales) +160bps Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. +7.4% +100bps +1.5%

Continued retail outperformance for Utz Brands led by the Power Four Brands



1Q'24 Retail Sales $ Growth
(13-Weeks Ended 3/31/24)
1.4%
4.1%
4.9%
6.0%
-4.0%
utz
ZAPP'S
BOULDER CANYON
Total Salty Category
Total Utz Brands
Utz Power Brands
Utz Power Four Brands
Utz Foundation Brands



1Q'24 Retail Sales Volume Growth
(13-Weeks Ended 3/31/24)
-0.3%
4.6%
5.3%
5.8%
-4.0%
utz
ZAPP'S
BOULDER CANYON
Total Salty Category
Total Utz Brands
Utz Power Brands
Utz Power Four Brands
Utz Foundation Brands

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 3/31/2024; % YoY growth compared to the comparable period in the prior year on a pro forma basis.

8

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 3/31/2024; % YoY growth compared to the comparable period in the prior year on a pro forma basis. Utz retail sales breakdown is Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 3/31/2024. Significant outperformance in Tortilla Chips and Cheese Snacks Total Sub-Category Sub-Category Retail Sales Year-over-Year Growth (13-Weeks Ended 3/31/24) 2.9% 2.6% 1.5% 13.1% 3.8% -2.3% 4.3% 14.9% -3.4% -1.9% -0.9% 1.7% -2.2% -5.5% Potato Chips Tortilla Chips Pretzels Cheese Snacks Pork Rinds Salsa Queso % of Utz Retail Sales 9 40% 21% 12% 9% 4% 6% combined Lapping Zapp’s pretzels sell-in

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 3/31/2024; % YoY growth compared to the comparable period in the prior year on a pro forma basis. Gained market share in both our Core and Expansion geographies Geographic Retail Sales Year-over-Year Growth (13-Weeks Ended 3/31/24) Core Geographies Expansion Geographies 10 Total Salty Category Total Utz Brands Utz Power Brands Utz Power Four Brands 1.0% 1.2% 2.0% 2.6% Total Salty Category Total Utz Brands Utz Power Brands Utz Power Four Brands 1.7% 8.2% 8.9% 10.8%

Driving share gains in the natural channel 11 Source: SPINS, Total US – Natural Enhanced Channel (TPL) Total Salty Category Total Utz Brands 3.9% 21.9% 31.3% Total Salty Category Total Utz Brands 5.9% 21.1% 29.4% SPINS Retail Sales Year-over-Year Growth 12-Weeks Ended 3/24/24 52-Weeks Ended 3/24/24

Investments in new product innovation 12 Deliver “Craveable” Flavor Capture Occasions Expand Positive Choices

2023 2024E Increasing consumer support behind our Power Four Brands 13 40%+ Utz Brands Marketing Expense

Financial Review Ajay Kataria Chief Financial Officer 14

1Q’24 Financial Results Summary o Organic Net Sales increase of 1.5% o +1.1% volume/mix and +0.4% price o Adjusted Gross Margin expansion of +280 bps o Benefits from productivity programs o Independent Operators (“IOs)” conversions impact of (40 bps) o Adjusted SD&A Expense increase of +6.0% o Increased selling and distribution costs to support growth o IO conversion benefit and productivity program cost savings o Adjusted EPS growth of 27% o Adjusted EBITDA growth of 7.4%, +100 bps margin expansion o Lower interest and depreciation and amortization expense 1Q’24 1Q’23 YoY Change In $ millions, except per share amounts 13-weeks ended March 31, 2024 13-weeks Ended April 2, 2023 Net Sales 346.5 351.4 (1.4%) Organic Net Sales 348.0 342.9 1.5% Adj. Gross Profit 128.8 121.0 +6.4% % of net sales 37.2% 34.4% +280bps Adj. SD&A Expense 85.4 80.6 6.0% % of net sales 24.6% 22.9% +170 bps Adj. EBITDA 43.4 40.4 +7.4% % of net sales 12.5% 11.5% +100 bps Adj. Net Income 20.8 15.0 +38.7% Adj. EPS $0.14 $0.11 +27.3% 15 Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

1Q’24 Net Sales Bridge 16 o Pricing of +0.4% from price pack architecture enhancements and partner brand pricing o Volume/mix growth of +1.1% primarily driven by our Power Four Brands o IO Conversion impact of (0.4%) o Divestiture impact of (2.5%) from the disposition of R.W. Garcia® and Good Health® brands 1Q’24 Net Sales YoY Growth Decomposition Price 1.1% Volume/Mix 1Q’24 Organic Net Sales Growth -0.4% IO Conversions 1Q’24 Total Net Sales Growth 0.4% 1.5% -1.4% Brand Divestitures -2.5% Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

1Q’24 Adjusted EBITDA Margin Change Decomposition 1Q’24 Adjusted EBITDA Margin Bridge 17 o Higher net price realization o Productivity programs driven by manufacturing plant and procurement cost savings o Favorable commodity costs offset by higher supply chain costs o Increased selling, distribution, and marketing spend to support growth (1) Represents savings realized during Q1 2024 as a % of prior year net sales. (2) Delivery included 1Q’23 0.4% Price 4.0% Productivity Savings -2.2% Supply Chain Costs -0.4% Marketing Expense -0.8% Selling & Admin Expense 1Q’24 11.5% 12.5% (1) (2) Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

Cash Flow and Balance Sheet Highlights As of January 1, 2023 Cash Flow Highlights 13-Weeks Ended March 31, 2024 Net Cash Used in Operations ($9.1M) Capital Expenditures $13.6M Dividends and Distributions Paid(1) $8.0M Balance Sheet Highlights As of March 31, 2024 Cash and Cash Equivalents $47.0M Gross Debt(2) $775.0M Net Debt $728.0M Net Leverage Ratio(3) 3.8x 18 Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Includes $3.5M of Distributions to Non-controlling Interest. (2) Includes Term Loan, ABL Facility and Capital Leases. Capital Leases include equipment term loans and excludes the impact of step-up accounting. (3) Net Leverage Ratio is a Non-GAAP financial measure and is based on last 52-weeks Normalized Adjusted EBITDA of $190.1M.

Reduced manufacturing plants from 16 active at year-end 2021 to 8 primary plants today Strong progress in optimizing our supply chain network 19 Disposed of five manufacturing plants to Our Home™ in 2024 which accelerates our network optimization strategy and simplifies execution o Enabling Utz to allocate more volume to larger facilities to better leverage fixed costs and increase investments in automation to support growth o Co-manufacturing agreements in place o Production to transition to Utz facilities over 6 -15 months (depending on the brand) o Utz associates offered full employment Active Plant Rationalized Plant (announced September 2023) Plants included in the 2024 Our Home Transactions HQ & 3 Manufacturing Facilities Key Lincolnton Divested Lititz Divested Las Vegas Divested Fitchburg Divested Berlin Divested

Improving balance sheet flexibility

2024 Disposition Transactions and Term Loan Repricing

- Disposition of Good Health® and R.W. Garcia® brands and five manufacturing facilities
  - Net proceeds used to pay down long-term debt of ~$160M
- Completed a repricing in April 2024 of $630 million Term Loan due in January 2028
- Debt paydown and Term Loan repricing results in interest savings of ~$14M in FY'24
- Fixed-rate debt comprises ~80% of the total debt as of Q1 2024, up from ~70% at year-end 2023

Net Leverage Ratio (Fiscal Year-end)



5.0x
4.6x
~3.6x
~3.0x
2022
2023
2024E
2025E

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

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Reaffirming our fiscal 2024 Organic Net Sales and Adjusted EBITDA Outlook, and raising our Adjusted EPS outlook

Fiscal 2024 Growth versus Fiscal 2023 Actual Results	*Previous*	Current
Organic Net Sales	*~3% or better growth driven by volume growth*	**~3% or better growth driven by volume growth**
Adjusted EBITDA	*+5% to +8% growth*	**+5% to +8% growth**
Adjusted EPS	*+16% to 21% growth*	**+23% to 28% growth**

Additional Outlook Assumptions:

Effective Normalized Tax Rate(1)	*19% to 21%*	**18% to 20%**
Net Interest Expense	*~$50 million*	**~$47 million**
Capital Expenditures	*$80 to $90 million*	**$80 to $90 million**
Net Leverage	*~3.6x at fiscal YE24*	**~3.6x at fiscal YE24**

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Normalized GAAP basis tax expense, which excludes one-time items.

21

Appendix 22

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 23 See footnotes in Utz’s 1Q’24 earnings press release dated May 2, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 24 See footnotes in Utz’s 1Q’24 earnings press release dated May 2, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 25See footnotes in Utz’s 1Q’24 earnings press release dated May 2, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 26See footnotes in Utz’s 1Q’24 earnings press release dated May 2, 2024